June 30, 2000


Berger Institutional
Products Trust
Semi-Annual Report



[BERGER FUNDS LOGO]



BERGER IPT-NEW GENERATION FUND
BERGER IPT-SMALL COMPANY GROWTH FUND
BERGER IPT-GROWTH FUND
BERGER IPT-INTERNATIONAL FUND
BERGER IPT-GROWTH AND INCOME FUND

This report reflects the financial position of each Fund at June 30, 2000 and the results of operations and changes in their net assets for the periods indicated.

                                                               Berger IPT Funds

TABLE OF CONTENTS
===============================================================================

BERGER IPT FUNDS

Berger IPT-New Generation Fund ...............................................4

Berger IPT-Small Company Growth Fund .........................................8

Berger IPT-Growth Fund ......................................................12

Berger IPT-International Fund ...............................................16

Berger IPT-Growth and Income Fund ...........................................22

FINANCIAL STATEMENTS

Statements of Assets and Liabilities ........................................26

Statements of Operations ....................................................27

Statements of Changes in Net Assets .........................................28

FINANCIAL HIGHLIGHTS ........................................................31

NOTES TO FINANCIAL STATEMENTS ...............................................36


This material must be preceded or accompanied by a prospectus. Berger Distributors LLC ~ Member NASD (8/00)

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

4

BERGER IPT-NEW
GENERATION FUND

                              PORTFOLIO MANAGER COMMENTARY   MARK S. SUNDERHUSE
===============================================================================

The Berger IPT-New Generation Fund commenced operations on May 1, 2000.

PERFORMANCE

Since May 1, 2000, the Berger IPT-New Generation Fund (the "Fund") has gained 2.50% compared with a negative return of -0.72% for its benchmark, the Standard & Poor's (S&P) 500 Index.(1)

PERIOD IN REVIEW

During May and June, the Federal Reserve Board raised interest rates, several Internet "dot-com" companies faced earnings fears and/or bankruptcy, and the overall market was concerned about inflation and high market valuations.

Despite volatility during this time period, several holdings in the Fund's portfolio performed well. These include Gemstar, OpenTV and Pegasus, all of which are media and communication companies that provide services to support the transmission of Internet services through video, cable or satellite TV. We think commerce over the television set will be huge because Americans still spend a great deal of time watching TV.

We continued to focus on wireless and wireline infrastructure companies such as Juniper Networks, Sycamore and Redback. In addition we like "new age" telecommunication providers such as Caprock, which provides voice, data and Internet services to businesses, and InfoSpace, a provider of Internet services via wireless and non-PC devices such as cell phones and pagers.

We are maintaining our exposure to healthcare stocks, particularly those in the biotechnology industry. The fundamental outlook here remains bright. We trimmed back our weighting in the energy sector and intend to continue to take profits and redeploy them into other opportunities such as alternative types of power generation.

Consumer stocks were mixed but generally on the downside. Radio stocks continue to contract, despite continued strong advertising trends. The downward performance of these companies was the result of rising interest rates and concerns that "dot-com" advertising will tail off, even though this type of advertising is a small portion of the total revenues of the radio companies.

LOOKING AHEAD

We believe the second half of the year will be just as tough to navigate as the first half. But there are positive signs. Worldwide capital spending trends look great, provided inflation can be held in check. We expect the Internet to continue to have a strong hold on our economy. Business-to-business commerce has a much better impact on corporate profits than business-to-consumer commerce.

We feel that the upcoming elections will have very little effect on the market. Both major parties have some type of plan to privatize Social Security, which could lead to large cash flows into equities at some time in the future. We continue to believe that the Fund is well-positioned to take advantage of spending trends that will translate into price appreciation for quality, well-managed companies. Accordingly, we will keep our focus on quality growth names for the remainder of the year, turning a more cautious eye to companies that have meaningful cash flows, asset creation and earnings per share (EPS) growth.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.(1)

The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                               Berger IPT Funds

PERFORMANCE OVERVIEW
===============================================================================

BERGER IPT-NEW GENERATION FUND

Comparison of Change in Value for Berger IPT-New Generation Fund vs. S&P 500
Index

                                    [GRAPH]


                                        6/30/00

Berger IPT-New Generation Fund          $10,250

S&P 500 Index                           $ 9,928


Total Return as of June 30, 2000

Life of the Fund (5/1/00)                   2.50%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (96.83%)
Banks - West/Southwest (0.82%)
         450     Silicon Valley Bancshares*                           $  19,181
-------------------------------------------------------------------------------

Commercial Services - Advertising (0.69%)
         220     Tmp Worldwide, Inc.*                                    16,238
-------------------------------------------------------------------------------

Computer - Local Networks (2.16%)
          50     Brocade Communications Systems, Inc.*                    9,174
         410     Cisco Systems, Inc.*                                    26,060
         140     Foundry Networks, Inc.*                                 15,470
-------------------------------------------------------------------------------
                                                                         50,704
-------------------------------------------------------------------------------
Computer - Manufacturers (1.32%)
         340     Sun Microsystems, Inc.*                                 30,918
-------------------------------------------------------------------------------

Computer - Memory Devices (3.33%)
         530     EMC Corp.*                                              40,776
         290     Silicon Storage Technology, Inc.*                       25,610
         130     Storagenetworks, Inc.*                                  11,732
-------------------------------------------------------------------------------
                                                                         78,118
-------------------------------------------------------------------------------
                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------

COMMON STOCK (96.83%) - CONTINUED
Computer - Optical Recognition (0.39%)
         240     Optimal Robotics Corp.*                              $   9,210
-------------------------------------------------------------------------------

Computer - Services (1.64%)
         470     FutureLink Corp.*                                        3,378
         650     Internap Network Services Corp.*                        26,985
         440     MarchFirst, Inc.*                                        8,030
-------------------------------------------------------------------------------
                                                                         38,393
-------------------------------------------------------------------------------

Computer - Software (0.41%)
         530     Virage, Inc.*                                            9,573
-------------------------------------------------------------------------------

Computer Software - Desktop (1.70%)
         320     Gemstar International Group Ltd.*                       19,665
         210     Macromedia, Inc.*                                       20,304
-------------------------------------------------------------------------------
                                                                         39,969
-------------------------------------------------------------------------------

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

6

BERGER IPT-NEW
GENERATION FUND
===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (96.83%) - CONTINUED
Computer Software - Enterprise (4.94%)
         450     Caminus Corp.*                                      $   11,025
         130     i2 Technologies, Inc.*                                  13,554
         290     Intertrust Technologies Corp.*                           5,963
         240     NDS Group PLC - Spon. ADR*                              14,640
         540     New Era of Networks, Inc.*                              22,950
         600     SeaChange International, Inc.*                          17,325
         270     VERITAS Software Corp.*                                 30,514
-------------------------------------------------------------------------------
                                                                        115,971
-------------------------------------------------------------------------------
Computer Software - Network (1.28%)
         210     ISS Group, Inc.*                                        20,734
         620     Pilot Network Service, Inc.                              9,222
-------------------------------------------------------------------------------
                                                                         29,956
-------------------------------------------------------------------------------
Electrical - Military Systems (0.64%)
         170     General Motors Corp. - Class H*                         14,917
-------------------------------------------------------------------------------

Electrical - Scientific Instruments (1.04%)
         370     PE Corp. - PE Biosystems Group*                         24,373
-------------------------------------------------------------------------------

Electronic - Miscellaneous Components (1.98%)
         370     Applied Science and Technology, Inc.*                    9,573
         420     RF Micro Devices, Inc.*                                 36,802
-------------------------------------------------------------------------------
                                                                         46,375
-------------------------------------------------------------------------------
Electronic - Semiconductor Equipment (0.95%)
         280     Infineon Technologies A.G. - ADR*                       22,190
-------------------------------------------------------------------------------

Electronic - Semiconductor Manufacturing (4.56%)
         210     Applied Micro Circuits Corp.*                           20,737
          40     Broadcom Corp.*                                          8,757
         720     Conexant Systems, Inc.*                                 35,010
          30     PMC-Sierra, Inc.*                                        5,330
         130     SDL Corp.*                                              37,074
-------------------------------------------------------------------------------
                                                                        106,908
-------------------------------------------------------------------------------
Electronic Products - Miscellaneous (1.86%)
         620     American Superconductor Corp.*                          29,915
         320     Symyx Technologies Inc.*                                13,635
-------------------------------------------------------------------------------
                                                                         43,550
-------------------------------------------------------------------------------
Finance - Investment Bankers (0.74%)
         580     Knight Trading Group, Inc.*                             17,291
-------------------------------------------------------------------------------

Financial Services - Miscellaneous (0.64%)
         290     Checkfree Holdings Corp.*                               14,953
-------------------------------------------------------------------------------

Internet - E*Commerce (0.95%)
         750     Neoforma.com Inc.*                                       5,273
       2,010     NextCard, Inc.*                                         17,085
-------------------------------------------------------------------------------
                                                                         22,358
-------------------------------------------------------------------------------
                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (96.83%) - CONTINUED
Internet - ISP/Content (5.30%)
         150     Akamai Technologies, Inc.*                           $  17,810
         660     InfoSpace Inc.*                                         36,465
         390     KPNQwest N.V. - N.Y. Reg.                               15,453
         600     National Information Consortium, Inc.*                   6,825
         500     RealNetworks,Inc.*                                      25,281
       1,460     VIA NET.WORKS, Inc.*                                    22,538
-------------------------------------------------------------------------------
                                                                        124,372
-------------------------------------------------------------------------------
Internet - Network Security/Solutions (6.23%)
          50     Inktomi Corp.*                                           5,912
         330     Juniper Networks, Inc.*                                 48,035
         340     Redback Networks, Inc.*                                 60,520
         180     VeriSign, Inc.*                                         31,770
-------------------------------------------------------------------------------
                                                                        146,237
-------------------------------------------------------------------------------
Internet - Software (7.98%)
         110     Ariba, Inc.*                                            10,785
         490     Click Commerce, Inc.*                                   11,086
         390     CMGI Inc.*                                              17,866
         380     FreeMarkets, Inc.*                                      18,026
       1,440     Healtheon/WebMD Corp.*                                  21,330
       1,510     Interactive Objects, Inc.*                               5,190
         360     Liberate Technologies, Inc.*                            10,552
         700     Net2Phone, Inc.*                                        24,981
         240     OpenTV Corp.                                            10,770
         370     Phone.com, Inc.*                                        24,096
         200     Quest Software, Inc.*                                   11,075
         410     Vignette Corp.*                                         21,326
-------------------------------------------------------------------------------
                                                                        187,083
-------------------------------------------------------------------------------
Media - Cable TV (3.44%)
       1,380     AT&T Corp. - Liberty Media Group*                       33,465
         220     Comcast Corp. - Class A                                  8,552
         140     Comcast Corp. - Special Class A                          5,670
         750     EchoStar Communications Corp.*                          24,832
         960     TCI Satellite Entertainment, Inc.*                       8,340
-------------------------------------------------------------------------------
                                                                         80,859
-------------------------------------------------------------------------------
Media - Radio/TV (6.32%)
         250     AMFM Inc.*                                              17,250
         360     Clear Channel Communications, Inc.*                     27,000
         350     Hispanic Broadcasting Corp.*                            11,593
         675     Pegasus Communications Corp.*                           33,117
         890     Spanish Broadcasting System, Inc.*                      18,300
         410     TV Guide,Inc.*                                          14,042
         394     Viacom Inc. - Class B                                   26,896
-------------------------------------------------------------------------------
                                                                        148,198
-------------------------------------------------------------------------------

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                               Berger IPT Funds

===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (96.83%) - CONTINUED
Medical - Biomed/Genetics (6.57%)
         140     Cephalon, Inc.*                                      $   8,382
         510     Diversa Corp.*                                          16,893
         180     Genentech, Inc.*                                        30,960
         410     Invitrogen Corp.*                                       30,833
         630     Lexicon Genetics Inc.*                                  21,656
         430     Medimmune, Inc.*                                        31,820
         300     Sequenom Inc.*                                          13,612
-------------------------------------------------------------------------------
                                                                        154,156
-------------------------------------------------------------------------------
Medical - Ethical Drugs (1.17%)
         450     Pharmacyclics, Inc.*                                    27,450
-------------------------------------------------------------------------------

Medical - Instruments (1.96%)
         280     Aclara Biosciences Inc.*                                14,262
       1,870     Eclipse Surgical Tech, Inc.*                             8,181
       1,000     Ventana Medical Systems, Inc.*                          23,500
-------------------------------------------------------------------------------
                                                                         45,943
-------------------------------------------------------------------------------

Medical - Medical/Dental Services (0.99%)
         670     Accredo Health, Inc.*                                   23,156
-------------------------------------------------------------------------------

Medical - Products (0.72%)
         370     Caliper Technologies Corp.*                             17,020
-------------------------------------------------------------------------------

Medical - Wholesale Drug/Sundries (0.74%)
         750     Allscripts, Inc.*                                       17,250
-------------------------------------------------------------------------------

Metal Products & Fabrication (0.65%)
         520     Maverick Tube Corp.*                                    15,145
-------------------------------------------------------------------------------

Oil & Gas - Drilling (4.39%)
         690     Global Marine Inc.*                                     19,449
       4,010     Grey Wolf, Inc.*                                        20,050
         550     Marine Drilling Companies, Inc.*                        15,400
         480     Precision Drilling Corp.*                               18,540
       1,250     R&B Falcon Corp.*                                       29,453
-------------------------------------------------------------------------------
                                                                        102,892
-------------------------------------------------------------------------------
Oil & Gas - Machinery/Equipment (1.05%)
         750     National-Oilwell, Inc.*                                 24,656
-------------------------------------------------------------------------------

Oil & Gas Production/Pipeline (0.93%)
         340     Enron Corp.                                             21,930
-------------------------------------------------------------------------------

Retail - Consumer Electric (0.52%)
         400     Tweeter Home Entertainment Group, Inc.*                 12,150
-------------------------------------------------------------------------------

Telecommunications - Cellular (0.94%)
         190      VoiceStream Wireless Corp.*                            22,096
-------------------------------------------------------------------------------
                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares/Par Value                                                          Value
-------------------------------------------------------------------------------
COMMON STOCK (96.83%) - CONTINUED
Telecommunications - Equipment (9.59%)
         300     Accelerated Networks,Inc.*                           $  12,656
         260     Celeritek, Inc.*                                        10,611
         160     Ciena Corp.*                                            26,670
         610     Crown Castle International Corp.*                       22,265
         380     JDS Uniphase Corp.*                                     45,552
          30     New Focus, Inc.*                                         2,463
         250     Next Level Communications, Inc.*                        21,437
          40     ONI Systems Corp.*                                       4,688
          50     Sonus Networks, Inc.*                                    7,893
         360     Sycamore Networks, Inc.*                                39,735
         270     Terayon Communication Systems, Inc.*                    17,343
         230     Virata Corp.*                                           13,713
-------------------------------------------------------------------------------
                                                                        225,026
-------------------------------------------------------------------------------
Telecommunications - Services (4.83%)
         700     Advanced Radio Telecom Corp.*                           10,237
       1,130     CapRock Communications Corp.*                           22,035
         450     FirstCom Corp.*                                          6,778
         660     I3 Mobile, Inc.                                         12,127
         300     Nextlink Communications, Inc.*                          11,381
         560     PT Pasifik Satelit Nusantara - ADR*                      5,320
         560     Qwest Communications
                 International, Inc.*                                    27,825
         400     Teligent, Inc.*                                          9,450
         240     Winstar Communications, Inc.*                            8,130
-------------------------------------------------------------------------------
                                                                        113,283
-------------------------------------------------------------------------------
Utility - Electric Power (0.47%)
         340     Constellation Energy Group                              11,104
-------------------------------------------------------------------------------
Total Common Stock
(Cost $2,127,134)                                                     2,271,152
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.35%)
    $102,000     State Street Repurchase Agreement,
                 6.30% dated June 30, 2000, to be
                 repurchased at $102,054 on
                 July 3, 2000, collateralized by
                 FHLB Agency Note, 7.62% -
                 January 12, 2010, with a value of
                 $106,050                                               102,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $102,000)                                                         102,000
-------------------------------------------------------------------------------
Total Investments (Cost $2,229,134) (101.18%)                         2,373,152
Total Other Assets, Less Liabilities (-1.18%)                           (27,675)
-------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $2,345,477
-------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
FHLB - Federal Home Loan Bank.
PLC - Public Limited Company.

See notes to financial statements.

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

8

BERGER IPT-
SMALL COMPANY
GROWTH FUND

                                PORTFOLIO MANAGER COMMENTARY  JAY W. TRACEY III
                                                             MARK S. SUNDERHUSE
===============================================================================

As of June 5, 2000, Berger Funds announced the appointment of Jay W. Tracey III and Mark Sunderhuse as interim co-managers of the Berger IPT-Small Company Growth Fund. We are pleased to have them at the helm of the Fund.

PERFORMANCE

Against the backdrop of a highly volatile market, the Berger IPT-Small Company Growth Fund (the "Fund") significantly outpaced the performance of its benchmarks for the six-month period ended June 30, 2000. The Fund gained 18.97% compared with 3.04% for the Russell 2000 Index(1) and 1.23% for the Russell 2000 Growth Index(2) over this period.

PERIOD IN REVIEW

The year began on a positive note as the strong fourth quarter 1999 move in technology stocks and small-cap stocks continued. On March 10, however, profit-taking and renewed fears of rising interest rates set in, dragging down prices and marking the beginning of a correction in these stocks that continued well into the second quarter. Investors fled to large-cap stocks, which they perceive to be less risky in volatile markets, and to stocks in lower-valuation sector groups such as financials, consumer and energy.

Ironically, the greatest positive contributor to the Fund's strong performance this reporting period was its exposure to the sector that was battered the worst by market force-technology. In the second quarter alone, the technology sector within the Russell 2000 Index declined nearly 15% and the technology-heavy Nasdaq Composite Index declined more than 13%. In contrast, the Fund's technology positions, as a group, were about even for the quarter. Gains in holdings such as Forrester Research, Mercury Interactive, Sapient and Macromedia were strong enough to offset declines in other technology holdings. We see this performance as an example that stock selection can make a significant difference in a portfolio's performance, especially in a universe of small-cap, emerging growth stocks in which the stock market tends to be less efficient.

Elsewhere in the portfolio, stocks in the healthcare sector turned in positive performances. The Fund's biotechnology positions, in particular, staged good rebounds in the second quarter following a sharp first-quarter correction. The fundamental outlook here remains bright.

Consumer stocks were mixed but generally down. Radio stock prices continued to contract, despite strong advertising trends, because of rising interest rates and concerns that "dot-com" advertising will tail off, even though this type of advertising makes up only a small portion of radio companies' total revenue.

LOOKING AHEAD

Going forward, our outlook for the technology sector in general remains positive. Revenue and earnings growth rates in this sector remain very high, attributable to the continued rapid pace of the Internet build-out and to aggressive implementation of e-commerce initiatives by corporations worldwide. High stock valuations will remain an issue, however, as investors seek to find a comfortable timeframe to evaluate a company's future earnings potential. Before the correction, investors seemed to be willing to pay for earnings three to four years or more into the future; now investors appear to be focusing only one to two years out, on average. The good news about this correction is that much of the speculative froth is gone and that stocks of leading, well-positioned technology companies have once again begun to perform better.

We expect volatility to remain at relatively high levels for the foreseeable future, as uncertainties remain about the growth rate of the economy, the extent of any future interest rate increases and, later this year, the outcome of upcoming elections. We will continue to focus on well-managed, leading small-cap growth companies that address open-ended growth opportunities with well-conceived business plans. In addition, we will look for companies that possess the competitive advantage to sustain superior revenue and earnings growth rates over the long term.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1)The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2,000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

(2)The Russell 2000 Growth Index is an unmanaged index, with dividends reinvested, which consists of common growth stocks included in the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small-company growth stock performance in the U.S. stock market. One cannot invest directly in an index.


Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                               Berger IPT Funds

PERFORMANCE OVERVIEW
===============================================================================

BERGER IPT-SMALL COMPANY GROWTH FUND

Comparison of Change in Value for Berger IPT-Small Company Growth Fund vs. Russell 2000 Index


                                    [GRAPH]

                                                  6/30/00
Berger IPT-Small Company Growth Fund              $27,982

Russell 2000 Index                                $15,675

Average Annual Total Return as of June 30, 2000

One Year                                    96.83%

Life of the Fund (5/1/96)                   27.99%

Past performance is no guarantee of future results. Fund performance shown reflects the unusually favorable market conditions that existed in 1999 which likely are not sustainable as market conditions change. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (90.72%)
Banks - West/Southwest (0.73%)
      14,380     Silicon Valley Bancshares*                           $ 612,947
-------------------------------------------------------------------------------

Building - Construction Products/Miscellaneous (0.52%)
      23,620     Advanced Lighting Technologies, Inc.*                  436,970
-------------------------------------------------------------------------------

Building - Heavy Construction (0.91%)
      16,615     Dycom Industries, Inc.*                                764,290
-------------------------------------------------------------------------------

Commercial Services - Miscellaneous (6.69%)
      15,180     Diamond Technology Partners, Inc.*                   1,335,840
      32,680     Forrester Research, Inc.*                            2,379,512
      31,660     The Corporate Executive Board Co.*                   1,895,642
-------------------------------------------------------------------------------
                                                                      5,610,994
-------------------------------------------------------------------------------

Commercial Services - Schools (0.83%)
      26,200     Devry, Inc.*                                           692,662
-------------------------------------------------------------------------------

Computer - Optical Recognition (0.98%)
      45,890     Robotic Vision Systems, Inc.*                          826,020
-------------------------------------------------------------------------------
                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (90.72%) - CONTINUED
Computer - Services (1.38%)
      17,900     Internap Network Services Corp.*                     $ 743,129
      22,782     MarchFirst, Inc.*                                      415,771
-------------------------------------------------------------------------------
                                                                      1,158,900
-------------------------------------------------------------------------------

Computer Software - Desktop (1.43%)
      12,380     Macromedia, Inc.*                                    1,196,991
-------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (1.25%)
      21,890     Smartforce PLC - Spon. ADR*                          1,050,720
-------------------------------------------------------------------------------

Computer Software - Enterprise (3.56%)
      13,550     Mercury Interactive Corp.*                           1,310,962
      56,270     ONYX Software Corp.*                                 1,670,515
-------------------------------------------------------------------------------
                                                                      2,981,477
-------------------------------------------------------------------------------

Electrical - Equipment (0.48%)
      19,490     Manufacturers Services Ltd.*                           400,763
-------------------------------------------------------------------------------

Electrical - Scientific Instruments (1.93%)
      15,030     Newport Corp.*                                       1,613,846
-------------------------------------------------------------------------------

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

10

BERGER IPT-
SMALL COMPANY
GROWTH FUND
===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (90.72%) - CONTINUED
Electronic - Laser System Component (1.64%)
      28,720     Cymer, Inc.*                                        $1,371,380
-------------------------------------------------------------------------------

Electronic - Semiconductor Equipment (7.03%)
      24,980     DuPont Photomasks, Inc.*                             1,711,130
      29,100     Mattson Technology, Inc.*                              945,750
       4,500     Numerical Technologies, Inc.*                          218,812
      25,890     PRI Automation, Inc.*                                1,692,963
      18,030     Veeco Instruments Inc.*                              1,320,697
-------------------------------------------------------------------------------
                                                                      5,889,352
-------------------------------------------------------------------------------
Electronic - Semiconductor Manufacturing (3.26%)
       8,830     Applied Micro Circuits Corp.*                          871,962
       6,980     Cree Research Inc.*                                    931,830
      22,320     PLX Technology, Inc.*                                  926,280
-------------------------------------------------------------------------------
                                                                      2,730,072
-------------------------------------------------------------------------------

Electronic Products - Miscellaneous (4.59%)
      24,100     American Superconductor Corp.*                       1,162,825
      11,400     Proxim, Inc.*                                        1,128,243
      63,380     Universal Electronics Inc.*                          1,556,771
-------------------------------------------------------------------------------
                                                                      3,847,839
-------------------------------------------------------------------------------
Financial Services - Miscellaneous (0.51%)
      10,850     Investors Financial Service Corp.                      430,609
-------------------------------------------------------------------------------

Insurance - Brokers (0.66%)
      18,380     Pre-Paid Legal Services, Inc.*                         549,126
-------------------------------------------------------------------------------

Internet - E*Commerce (0.35%)
      13,990     Ebenx Inc.*                                            296,413
-------------------------------------------------------------------------------

Internet - Network Security/Solutions (2.07%)
       4,730     Redback Networks Inc.*                                 841,940
       8,390     Sapient Corp.*                                         897,205
-------------------------------------------------------------------------------
                                                                      1,739,145
-------------------------------------------------------------------------------
Internet - Software (4.47%)
      17,950     Agile Software Corp.*                                1,268,840
       9,040     Ariba, Inc.*                                           886,343
      11,540     CMGI Inc.*                                             528,676
      23,650     Primus Knowledge Solutions*                          1,064,250
-------------------------------------------------------------------------------
                                                                      3,748,109
-------------------------------------------------------------------------------
Leisure - Products (0.75%)
      25,220     Meade Instruments Corp.*                               633,652
-------------------------------------------------------------------------------

Media - Radio/TV (5.54%)
      62,460     Cox Radio, Inc.*                                     1,748,880
      30,620     Emmis Communications Corp.*                          1,266,902
      17,380     Hispanic Broadcasting Corp.*                           575,712
      19,330     SBS Broadcasting SA*                                 1,053,485
-------------------------------------------------------------------------------
                                                                      4,644,979
-------------------------------------------------------------------------------
                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (90.72%) - CONTINUED
Medical - Biomed/Genetics (11.09%)
      30,640     BioCryst Pharmaceuticals, Inc.*                     $  878,985
      38,250     Cephalon, Inc.*                                      2,290,218
      67,810     Creative Biomolecules, Inc.*                           949,340
       6,780     IDEC Pharmaceuticals Corp.*                            795,378
      17,110     Invitrogen Corp.*                                    1,286,725
      28,220     LightPath Technologies, Inc. - Class A*              1,123,508
      16,300     Medimmune, Inc.*                                     1,206,200
      25,740     Regeneron Pharmaceuticals, Inc.*                       767,373
-------------------------------------------------------------------------------
                                                                      9,297,727
-------------------------------------------------------------------------------
Medical - Ethical Drugs (3.02%)
      50,950     PathoGenesis Corp.*                                  1,324,700
      19,730     Pharmacyclics, Inc.*                                 1,203,530
-------------------------------------------------------------------------------
                                                                      2,528,230
-------------------------------------------------------------------------------

Medical - Instruments (3.30%)
       3,260     Aclara Biosciences Inc.*                               166,056
      39,260     IDEXX Laboratories, Inc.*                              898,072
      42,830     Ventana Medical Systems, Inc.*                       1,006,505
      15,450     Visible Genetics Inc.*                                 697,181
-------------------------------------------------------------------------------
                                                                      2,767,814
-------------------------------------------------------------------------------
Medical - Medical/Dental Services (1.13%)
      27,395     Accredo Health, Inc.*                                  946,839
-------------------------------------------------------------------------------

Medical - Wholesale Drug/Sundries (2.53%)
      34,660     Allscripts, Inc.*                                      797,180
      17,760     Priority Healthcare Corp.*                           1,319,790
-------------------------------------------------------------------------------
                                                                      2,116,970
-------------------------------------------------------------------------------

Metal Products & Fabrication (0.80%)
      22,970     Maverick Tube Corp.*                                   669,001
-------------------------------------------------------------------------------

Oil & Gas - Drilling (4.86%)
      42,210     Marine Drilling Companies, Inc.*                     1,181,880
      23,980     Patterson Energy, Inc.*                                683,430
      21,590     Precision Drilling Corp.*                              833,913
      55,570     Pride International Inc.*                            1,375,357
-------------------------------------------------------------------------------
                                                                      4,074,580
-------------------------------------------------------------------------------
Oil & Gas - Field Services (1.62%)
      52,280     Veritas DGC, Inc.*                                   1,359,280
-------------------------------------------------------------------------------

Oil & Gas - Machinery/Equipment (1.49%)
      37,900     National-Oilwell, Inc.*                              1,245,962
-------------------------------------------------------------------------------

Retail - Consumer Electronics (0.50%)
      13,740     Tweeter Home Entertainment
                 Group, Inc.*                                           417,352
-------------------------------------------------------------------------------


Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                               Berger IPT Funds

===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares/Par Value                                                          Value
-------------------------------------------------------------------------------
COMMON STOCK (90.72%) - CONTINUED
Retail - Miscellaneous Diversified (1.08%)
      17,960     Michaels Stores, Inc.*                            $    822,792
      18,280     The Right Start, Inc.*                                  83,402
-------------------------------------------------------------------------------
                                                                        906,194
-------------------------------------------------------------------------------
Retail - Super/Mini-Markets (1.45%)
      29,350     Whole Foods Market, Inc.*                            1,212,521
-------------------------------------------------------------------------------
Telecommunications - Equipment (3.34%)
      23,780     Powerwave Technologies, Inc.*                        1,046,320
      13,260     Tollgrade Communications Inc.*                       1,756,950
-------------------------------------------------------------------------------
                                                                      2,803,270
-------------------------------------------------------------------------------
Telecommunications - Services (2.95%)
      24,860     Advanced Radio Telecom Corp.*                          363,577
      68,950     Metrocall Inc.*                                        620,550
      25,920     Viatel, Inc.*                                          740,340
      56,210     WebLink Wireless Inc.*                                 744,782
-------------------------------------------------------------------------------
                                                                      2,469,249
-------------------------------------------------------------------------------
Total Common Stock
(Cost $61,282,029)                                                   76,042,245
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.43%)
  $3,711,000     State Street Repurchase Agreement,
                 6.30% dated June 30, 2000, to be
                 repurchased at $3,712,948 on
                 July 3, 2000, collateralized by
                 FNMA Agency Note, 6.195% -
                 December 27, 2000, with a value
                 of $3,785,513                                        3,711,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $3,711,000)                                                     3,711,000
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (11.92%)
 $10,000,000     FHLMC Discount Note -
                 6.52%, 7/3/2000                                      9,996,377
-------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $9,996,377)                                                     9,996,377
-------------------------------------------------------------------------------
Total Investments (Cost $74,989,406) (107.07%)                       89,749,622
Total Other Assets, Less Liabilities (-7.07%)                        (5,929,033)
-------------------------------------------------------------------------------
Net Assets (100.00%)                                               $ 83,820,589
-------------------------------------------------------------------------------


* Non-income producing security.
ADR - American Depositary Receipt.
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association.

See notes to financial statements.

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

12

BERGER IPT-
GROWTH FUND

                                PORTFOLIO MANAGER COMMENTARY   TINO R. SELLITTO
===============================================================================

Effective August 7, 2000, Berger Funds appointed Jay W. Tracey III portfolio manager of the Berger IPT-Growth Fund. We are pleased to have Mr. Tracey as portfolio manager of the Fund.

PERFORMANCE

The stock market was roiled by high volatility during the six months ended June 30, 2000. After a precipitous sell-off in growth stocks that ushered in the new year, the market rallied towards the end of January and through February, with technology stocks leading the way. A large sell-off, this time in Nasdaq stocks, began after the market's March 10 peak and continued through May. Much of this correction was centered on companies that investors perceived as having high stock valuations, particularly those in the technology sector. The period ended with a selective rally in June by solid companies that have strong fundamentals.

Despite this volatility, the Berger IPT-Growth Fund (the "Fund") was able to turn in a positive gain of 8.01% for the six-month period and outperform its benchmark, the Standard & Poor's (S&P) 500 Index,(1) which had a negative return of -0.43% over the same period.

PERIOD IN REVIEW

Individual stock selection was the key to our outperformance. Many of our strongest performers were in the sector that was battered the worst by market forces in the second quarter -- technology. We had strong gains in technology holdings such as SDL and Siebel Systems. Siebel Systems, a leader in software development, has revenue and earnings growth rates that outpace its peers. Corning and ASM Lithography were also solid performers for the Fund. Corning's growth continues to be driven by high demand for fiber-optic cable, and ASM Lithography is benefiting from a robust semiconductor cycle that is creating demand for its equipment.

Our holdings in the healthcare sector also continued to perform well, especially large pharmaceutical companies such as American Home Products and biotechnology companies such as Amgen, Genentech and Medimmune.

Energy stocks, particularly those in the oil and gas drilling and equipment industries, have been solid performers throughout the past six months, reflecting the market's anticipation of strong earnings outlooks for these companies. We continue to see favorable supply/demand fundamentals in the energy sector, and therefore we are maintaining our weighting in this sector.

On the downside, the Fund's poor performers included companies such as EchoStar, Qualcomm and Clear Channel Communications. Clear Channel was the victim of profit-taking and short-selling pressure after its recent acquisition of SFX. We are optimistic about this acquisition, however, and expect it to add to Clear Channel's growth rate over the next 24-36 months. All of these companies were the victims of their own success, seeing their stock prices decline significantly during the most recent market correction.

LOOKING AHEAD

Going forward, our outlook for the technology sector in general remains positive. Revenue and earnings growth rates in this sector remain very high, attributable to the continued rapid pace of the Internet build-out and to aggressive implementation of e-commerce initiatives by corporations worldwide. High stock valuations will remain an issue, however, as investors seek to find a comfortable timeframe to evaluate a company's future earnings potential. Before the correction, investors seemed to be willing to pay for earnings three to four years or more into the future; now investors appear to be focusing only one to two years out, on average.

Despite the downdraft the Fund has experienced since mid-March, we will continue to focus on companies in technology, healthcare, consumer cyclicals and selected financial services sectors. As always, we will seek companies that we feel have strong long-term fundamentals as well as above-average revenue and earnings growth potential.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1)The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.


Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                               Berger IPT Funds

PERFORMANCE OVERVIEW
===============================================================================

Berger IPT-Growth Fund

Comparison of Change in Value for Berger IPT-Growth Fund vs. S&P 500 Index

                                    [GRAPH]


                           6/30/00
Berger IPT-Growth Fund     $22,141

S&P 500 Index              $23,747

Average Annual Total Return as of June 30, 2000

One Year                                    46.22%

Life of the Fund (5/1/96)                   21.00%

Past performance is no guarantee of future results. Fund performance shown reflects the unusually favorable market conditions that existed in 1999 which likely are not sustainable as market conditions change. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (94.60%)
Computer - Local Networks (3.70%)
       6,816     Cisco Systems, Inc.*                                 $ 433,242
-------------------------------------------------------------------------------

Computer - Manufacturers (1.45%)
       1,866     Sun Microsystems, Inc.*                                169,689
-------------------------------------------------------------------------------

Computer - Memory Devices (4.13%)
       3,506     EMC Corp.*                                             269,742
       2,520     Network Appliance, Inc.*                               202,860
         120     Storagenetworks, Inc.*                                  10,830
-------------------------------------------------------------------------------
                                                                        483,432
-------------------------------------------------------------------------------
Computer Software - Desktop (3.71%)
       2,050     Gemstar International Group Ltd.*                      125,978
       3,843     Microsoft Corp.*                                       307,440
-------------------------------------------------------------------------------
                                                                        433,418
-------------------------------------------------------------------------------
Computer Software - Educational/Entertainment (0.79%)
       3,440     Handspring, Inc.*                                       92,880
-------------------------------------------------------------------------------
                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (94.60%) - CONTINUED
Computer Software - Enterprise (4.23%)
         447     ORACLE Corp.*                                        $ 161,499
       1,210     Siebel Systems, Inc.*                                  197,910
       1,196     VERITAS Software Corp.*                                135,166
-------------------------------------------------------------------------------
                                                                        494,575
-------------------------------------------------------------------------------
Computer Software - Network (1.77%)
       3,030     Nortel Networks Corp.                                  206,797
-------------------------------------------------------------------------------

Electrical - Scientific Instruments (0.90%)
       1,600     PE Corp. - PE Biosystems Group                         105,400
-------------------------------------------------------------------------------

Electronic - Military Systems (0.50%)
         670     General Motors Corp. - Class H*                         58,792
-------------------------------------------------------------------------------

Electronic - Miscellaneous Components (1.10%)
       1,600     RF Micro Devices, Inc.*                                128,984
-------------------------------------------------------------------------------

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

14

BERGER IPT-
GROWTH FUND
===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (94.60%) - CONTINUED
Electronic - Semiconductor Equipment (6.27%)
       2,946     Applied Materials, Inc.*                             $ 266,981
       2,221     ASM Lithography Holding NV*                             98,001
       4,017     STMicroelectronics NV*                                 257,841
       1,498     Teradyne, Inc.*                                        110,103
-------------------------------------------------------------------------------
                                                                        732,926
-------------------------------------------------------------------------------
Electronic - Semiconductor Manufacturing (6.22%)
       2,082     Applied Micro Circuits Corp.*                          205,597
       1,240     Conexant Systems, Inc.*                                 60,295
       1,617     Intel Corp.                                            216,172
         862     SDL, Inc.*                                             245,831
-------------------------------------------------------------------------------
                                                                        727,895
-------------------------------------------------------------------------------
Finance - Investment Bankers (1.48%)
       5,140     Schwab (Charles) Corp.                                 172,815
-------------------------------------------------------------------------------

Household - Audio/Video (2.21%)
       2,740     Sony Corp. - Spon. ADR                                 258,416
-------------------------------------------------------------------------------

Internet - ISP/Content (3.78%)
       3,480     America Online, Inc.*                                  183,570
       1,130     InfoSpace Inc.*                                         62,432
       1,321     Internet Initiative Japan Inc.*                         78,269
         948     Yahoo!, Inc.*                                          117,433
-------------------------------------------------------------------------------
                                                                        441,704
-------------------------------------------------------------------------------
Internet - Network Security/Solutions (6.28%)
       1,212     Juniper Networks, Inc.*                                176,421
       1,020     Redback Networks Inc.*                                 181,560
         870     Sapient Corp.                                           93,035
       1,610     VeriSign, Inc.*                                        284,165
-------------------------------------------------------------------------------
                                                                        735,181
-------------------------------------------------------------------------------
Internet - Software (1.14%)
         790     Agile Software Corp.*                                   55,843
       1,480     Vignette Corp.*                                         76,983
-------------------------------------------------------------------------------
                                                                        132,826
-------------------------------------------------------------------------------
Leisure - Products (1.28%)
       2,572     The Seagram Co. Ltd.                                   149,176
-------------------------------------------------------------------------------

Media - Cable TV (4.33%)
       7,074     AT&T Corp. - Liberty Media Group*                      171,544
       5,042     EchoStar Communications Corp.                          166,937
       2,210     Time Warner, Inc.                                      167,960
-------------------------------------------------------------------------------
                                                                        506,441
-------------------------------------------------------------------------------
                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (94.60%) - CONTINUED
Media - Radio/TV (2.56%)
       2,560     Clear Channel Communications, Inc.*                  $ 192,000
       3,260     Hispanic Broadcasting Corp.*                           107,987
-------------------------------------------------------------------------------
                                                                        299,987
-------------------------------------------------------------------------------
Medical - Biomed/Genetics (6.85%)
       2,820     Amgen, Inc.*                                           198,105
       2,795     Genentech, Inc.*                                       480,740
       1,650     Medimmune, Inc.*                                       122,100
-------------------------------------------------------------------------------
                                                                        800,945
-------------------------------------------------------------------------------
Medical - Ethical Drugs (2.31%)
       4,592     American Home Products Corp.                           269,780
-------------------------------------------------------------------------------

Medical - Products (0.92%)
       2,186     Guidant Corp.*                                         108,207
-------------------------------------------------------------------------------

Oil & Gas - Drilling (4.74%)
       6,336     ENSCO International, Inc.                              226,908
       5,777     Nabors Industries Inc.*                                240,106
       1,643     Transocean Sedco Forex, Inc.                            87,797
-------------------------------------------------------------------------------
                                                                        554,811
-------------------------------------------------------------------------------
Oil & Gas - Field Services (2.11%)
       2,634     Halliburton Co.                                        124,291
       1,638     Schlumberger Ltd.                                      122,235
-------------------------------------------------------------------------------
                                                                        246,526
-------------------------------------------------------------------------------
Oil & Gas - Production/Pipeline (1.05%)
       1,901     Enron Corp.                                            122,614
-------------------------------------------------------------------------------

Retail - Apparel/Shoe (0.44%)
       2,592     Intimate Brands, Inc.                                   51,192
-------------------------------------------------------------------------------

Retail - Major Discount Chains (0.87%)
       3,102     Costco Wholesale Corp.*                                102,366
-------------------------------------------------------------------------------

Retail/Wholesale - Computers (1.22%)
       3,006     Tandy Corp.                                            142,430
-------------------------------------------------------------------------------

Telecommunications - Cellular (1.39%)
       1,402     VoiceStream Wireless Corp.*                            163,048
-------------------------------------------------------------------------------

Telecommunications - Equipment (9.57%)
       1,460     Corning Inc.                                           394,017
       1,630     JDS Uniphase Corp.*                                    195,396
         320     New Focus, Inc.*                                        26,280
       6,740     Nokia Corp. - Spon. ADR                                336,578
       1,517     Sycamore Networks, Inc.*                               167,438
-------------------------------------------------------------------------------
                                                                      1,119,709
-------------------------------------------------------------------------------

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                               Berger IPT Funds

===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares/Par Value                                                          Value
-------------------------------------------------------------------------------
COMMON STOCK (94.60%) - CONTINUED
Telecommunications - Services (5.30%)
         660     COLT Telecom Group PLC*                              $  89,512
           8     NTT DoCoMo, Inc.*                                      216,267
       4,999     Qwest Communications
                 International, Inc.*                                   248,387
       1,443     Sonera Corp. - Spon. ADR                                66,378
-------------------------------------------------------------------------------
                                                                        620,544
-------------------------------------------------------------------------------
Total Common Stock
(Cost $8,754,590)                                                    11,066,748
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.43%)
    $518,000     State Street Repurchase Agreement,
                 6.30% dated June 30, 2000, to be
                 repurchased at $518,272 on July 3,
                 2000, collateralized by FNMA Agency
                 Note, 6.40% - December 21, 2001
                 with a value of $532,325                               518,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $518,000)                                                         518,000
-------------------------------------------------------------------------------
Total Investments (Cost $9,272,590) (99.03%)                         11,584,748
Total Other Assets, Less Liabilities (0.97%)                            113,115
-------------------------------------------------------------------------------
Net Assets (100.00%)                                              $  11,697,863
-------------------------------------------------------------------------------

*  Non-income producing security.
ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
PLC - Public Limited Company.


See notes to financial statements.


                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

16

BERGER IPT-
INTERNATIONAL FUND

                            PORTFOLIO MANAGER COMMENTARY  BANK OF IRELAND ASSET
                                                         MANAGEMENT (U.S.) LTD.
===============================================================================

PERFORMANCE

There was significant divergence in the performance of developed international equity markets during the first six months of the year 2000. During the first quarter, half of the markets in the 22 countries that make up the MSCI World Index registered gains and half registered losses (as measured in U.S. dollars). This divergence was even more pronounced during the second quarter, as just nine of the 22 countries posted positive performances. During this volatile period, the Berger IPT-International Fund (the "Fund") lost 2.66% compared with the 3.95% loss registered by its index, the MSCI EAFE Index.(1)

PERIOD IN REVIEW

Divergence also aptly describes the performance of the portfolio this reporting period. During the first quarter, the most significant positive contribution to performance came from stocks in the Growth in Telecommunications theme, including Vodafone AirTouch. Yet, in the second quarter, the portfolio's telecommunication stocks were the biggest contributors to negative performance, reversing some of the gains achieved early in the year. The portfolio's largest holding, Vodafone AirTouch, saw its stock price decline in the second quarter, along with those of other mobile phone operators, as investors worried about the cost of acquiring licenses and building new infrastructure. The price of NTT DoCoMo retreated, primarily as a result of profit-taking following significant appreciation over the last year. Murata Manufacturing also was hit by profit-taking as well as by investor concern that capacity increases within the industry could depress prices. Although we anticipate continued strong demand for Murata's products going forward, we have significantly reduced our holdings in the company. The price of Rohm Co., the Japanese maker of custom-designed chips, also declined, despite the company's 28% increase in net income, which beat market forecasts.

Another example of divergence: Financial stocks in the portfolio were underperformers during the first quarter and among the strongest performers the following quarter. Second-quarter standouts included ING and AXA. ING has begun to increase its position in the life insurance business and is reducing surplus capital through acquisitions. During the second quarter, ING acquired U.S.-based Reliastar in a move seen as the first step toward an increased presence in the U.S. market. AXA announced that revenue for the first three months of the year rose by 33% compared with the same period last year.

Pharmaceutical stocks in the Healthcare Needs theme turned in solid performances the past three months. Notable performers were Novartis, AstraZeneca and Aventis. Aventis' earnings growth accelerated because of sales increases in a number of its high-profit drugs, including the allergy medicine Allegra.

LOOKING FORWARD

Rising interest rates across the world, excluding Japan, are putting additional pressures on already stretched valuations in many stocks. The decline in share prices was largely concentrated in technology stocks, which are or have been at extremely high valuations relative to their earnings, if indeed they have earnings at all. This environment has led to a return--in the short term at least--to a value orientation in investment decisions as investors look to the fundamentals of companies.

Nevertheless, across the globe, technology stocks were showing signs of recovery at the end of this reporting period, and the immediate crisis of confidence appears to be over. There is now a greater degree of reality in investor perceptions about the technology, media and telecom (TMT) sectors. A series of profit warnings from high-profile technology companies and some aborted Initial Public Offerings (IPOs) have emphasized the fact that not everybody will be a winner in the new economy.

Although indices have broadened out somewhat since the beginning of the year, the two-tier market is still evident, particularly in the UK, where a number of quality companies are trading at low multiples relative to their growth rates. Following very strong performance in many of our stocks over the past 12 months, particularly in the TMT sectors, we have taken profits and switched funds into lower-valued, more attractive investments.

We continue to believe that a stable or rising interest-rate background is likely to challenge overstretched stock valuations in the coming months, particularly for companies whose earnings are uncertain or are some distance into the future. We believe that the performance of markets will continue to broaden from TMT stocks into other sectors that have been largely ignored in the momentum-driven markets of the last two years. We will look to take advantage of opportunities to position the portfolio to benefit from this market broadening.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1)The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                               Berger IPT Funds

PERFORMANCE OVERVIEW
===============================================================================

BERGER IPT-INTERNATIONAL FUND

Comparison of Change in Value for Berger IPT-International Fund vs. MSCI EAFE Index

                                    [Graph]

                                    6/30/00
Berger IPT-International Fund       $14,523

MSCI EAFE Index                     $15,160

Average Annual Total Return as of June 30, 2000

One Year                                    20.24%

Life of the Fund (5/1/97)                   12.49%

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed, in any way by, any bank.

===============================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                June 30, 2000
-------------------------------------------------------------------------------------------------------------
Country/Shares            Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCK (97.48%)
Australia (3.70%)
       1,125              Brambles Industries Ltd.         Transport                             $     34,544
       3,490              National Australia Bank Ltd.     Banks                                       58,238
       6,862              News Corp. Ltd.                  Media & Photography                         94,403
       9,040              Telstra Corp. Ltd.               Telecommunications Services                 36,661
       4,137              Westpac Banking Corp. Ltd.       Banks                                       29,818
-------------------------------------------------------------------------------------------------------------
                                                                                                      253,664
-------------------------------------------------------------------------------------------------------------
China (1.14%)
      14,000              China Unicom Ltd.*               Telecommunications Services                 29,721
     234,000              PetroChina Co. Ltd.*             Oil & Gas                                   48,627
-------------------------------------------------------------------------------------------------------------
                                                                                                       78,348
-------------------------------------------------------------------------------------------------------------
Denmark (0.58%)
         590              Tele Danmark - Class B           Telecommunications Services                 39,814
-------------------------------------------------------------------------------------------------------------
France (10.89%)
       1,800              Alcatel Alsthom*                 Information Technology Hardware            118,200
       1,802              Aventis S.A.                     Pharmaceuticals                            131,680
         986              AXA S.A.                         Insurance                                  155,480
         680              Michelin - Class B               Automobiles                                 21,845
       1,000              Total S.A. - Class B             Oil & Gas                                  153,509
       1,877              Vivendi                          Diversified Industrials                    165,867
-------------------------------------------------------------------------------------------------------------
                                                                                                      746,581
-------------------------------------------------------------------------------------------------------------

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

18

BERGER IPT-
INTERNATIONAL FUND
===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                June 30, 2000
-------------------------------------------------------------------------------------------------------------
Country/Shares            Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCK (97.48%) - CONTINUED
Germany (3.50%)
         930              Bayerische HypoVereinsbank A.G.  Banks                                 $     60,145
       2,703              Bayerische Motoren Werk A.G. DM  Automobiles                                 81,772
       2,039              E. On A.G.                       Diversified Industrials                     98,423
-------------------------------------------------------------------------------------------------------------
                                                                                                      240,340
-------------------------------------------------------------------------------------------------------------
Hong Kong (2.11%)
       4,000              Cheung Kong (Holdings) Ltd.      Real Estate                                 44,255
       7,000              China Telecom Ltd.*              Telecommunications Services                 61,733
       3,000              Hong Kong Electric Holdings      Electricity                                  9,659
       4,000              Sun Hung Kai Properties Ltd.     Real Estate                                 28,734
-------------------------------------------------------------------------------------------------------------
                                                                                                      144,381
-------------------------------------------------------------------------------------------------------------
Italy (3.09%)
       7,770              ENI S.p.A.*                      Oil & Gas                                   44,933
      12,155              Telecom Italia S.p.A.            Telecommunications Services                167,304
-------------------------------------------------------------------------------------------------------------
                                                                                                      212,237
-------------------------------------------------------------------------------------------------------------
Japan (19.39%)
         300              ACOM Co. Ltd.                    Specialty & Other Finance                   25,206
       2,000              Bank of Tokyo-Mitsubishi Ltd.+   Banks                                       24,132
       3,000              Canon, Inc.                      Electronic & Electrical Equipment          149,201
       2,000              Fuji Photo Film Co. Ltd.         Photo Equipment & Supplier                  81,759
       9,000              Hitachi Ltd.                     Information Technology Hardware            129,703
       1,000              Honda Motor Co. Ltd.             Automobiles                                 34,003
       1,000              Hoya Corp.                       Electronic & Electrical Equipment           89,483
       1,000              Kao Corp.                        Personal Care & Household Products          30,518
       1,000              Murata Manufacturing Co. Ltd.+   Information Technology Hardware            143,361
       4,000              NEC Corp.                        Information Technology Hardware            125,465
           5              Nippon Telegraph & Telephone
                           Corp.                           Telecommunications Services                 66,406
           4              NTT DoCoMo, Inc.+                Telecommunications Services                108,133
         200              Rohm Co. Ltd.                    Information Technology Hardware             58,399
       2,000              Shiseido Co. Ltd.                Personal Care & Household Products          30,895
         700              Sony Corp.                       Household Goods & Textiles                  65,275
       2,000              Takeda Chemical Industries       Pharmaceuticals                            131,116
         300              Takefuji Corp.                   Specialty & Other Finance                   36,198
-------------------------------------------------------------------------------------------------------------
                                                                                                    1,329,253
-------------------------------------------------------------------------------------------------------------
Netherlands (12.06%)
       3,335              ABN Amro Holdings N.V.           Banks                                       81,797
       3,054              Elsevier N.V.                    Media & Photography                         37,044
       1,167              Fortis N.V.                      Banks                                       34,010
         640              Heineken N.V.                    Beverages                                   38,998
       3,485              ING Groep N.V.                   Banks                                      235,844
       2,345              Koninklijke Ahold N.V.           Food & Drug Retailers                       69,104
       2,490              Koninklijke KPN N.V.             Electronic & Electrical Equipment          111,506
       1,705              Philips Electronics N.V.         Household Goods & Textiles                  80,508
       1,225              Royal Dutch Petroleum Co.        Oil & Gas                                   76,226
       1,465              TNT Post Group N.V.              Support Services                            39,559
         425              VNU N.V.                         Media & Photography                         21,977
-------------------------------------------------------------------------------------------------------------
                                                                                                      826,573
-------------------------------------------------------------------------------------------------------------

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                               Berger IPT Funds

===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                June 30, 2000
-------------------------------------------------------------------------------------------------------------
Country/Shares            Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCK (97.48%) - CONTINUED
New Zealand (0.11%)
       2,178              Telecom Corp. of New
                           Zealand Ltd.                    Telecommunications Services           $      7,610
-------------------------------------------------------------------------------------------------------------

Portugal (0.28%)
       1,055              Electricidade de Portugal S.A.   Electricity                                 19,180
-------------------------------------------------------------------------------------------------------------

Singapore (1.26%)
       3,757              Development Bank of
                           Singapore Ltd.                  Banks                                       48,251
       2,100              Oversea Chinese Banking
                           Corp. Ltd.                      Banks                                       14,457
       1,500              Singapore Press Holdings Ltd.    Media & Photography                         23,430
-------------------------------------------------------------------------------------------------------------
                                                                                                       86,138
-------------------------------------------------------------------------------------------------------------

South Korea (0.61%)
         485              Korea Telecom Corp. - Spon. ADR  Telecommunications Services                 23,461
         775              Pohang Iron & Steel
                           Co. Ltd.  - Spon. ADR           Steel & Other Materials                     18,600
-------------------------------------------------------------------------------------------------------------
                                                                                                       42,061
-------------------------------------------------------------------------------------------------------------

Spain (2.45%)
       7,094              Banco De Santander S.A.*         Banks                                       74,927
       4,326              Telefonica S.A.*                 Telecommunications Services                 93,037
-------------------------------------------------------------------------------------------------------------
                                                                                                      167,964
-------------------------------------------------------------------------------------------------------------

Sweden (1.16%)
       4,020              Telefonaktiebolaget LM
                           Ericsson - Class B              Information Technology Hardware             79,807
-------------------------------------------------------------------------------------------------------------

Switzerland (9.17%)
          40              Alusuisse Lonza Group A.G.*      Packaging                                   26,091
          40              Lonza A.G. Reg.                  Chemicals                                   20,863
           8              Givaudan Reg.*                   Personal Care & Household Products           2,437
          75              Nestle S.A. Reg.                 Food Producers & Processors                150,262
          69              Novartis A.G. Reg.               Pharmaceuticals                            109,407
          10              Roche Holding A.G.               Pharmaceuticals                             97,444
          59              Schweizerische
                           Rueckversicherungs Reg.         Insurance                                  120,378
         695              Union Bank of Switzerland
                           A.G. Reg.                       Banks                                      101,926
-------------------------------------------------------------------------------------------------------------
                                                                                                      628,808
-------------------------------------------------------------------------------------------------------------

United Kingdom (25.98%)
       1,180              3i Group PLC                     Investment Companies                        24,314
       5,305              Allied Zurich PLC                Insurance                                   62,861
       1,765              AstraZeneca PLC                  Pharmaceuticals                             82,560
       4,705              Barclays PLC                     Banks                                      117,210
       1,668              British American Tobacco PLC     Beverages                                   11,153
       7,070              Cable & Wireless PLC             Telecommunications Services                119,955
       7,504              Cadbury Schweppes PLC            Food Producers & Processors                 49,380
       8,763              Diageo PLC                       Beverages                                   78,791
       3,108              Emi Group PLC*                   Media & Photography                         28,275
       4,025              Glaxo Wellcome PLC               Pharmaceuticals                            117,603
       9,542              Granada Group PLC                Leisure, Entertainment & Hotels             95,489
       9,210              Hilton Group PLC                 Leisure, Entertainment & Hotels             32,398
      13,680              Invensys PLC                     Engineering & Machinery                     51,440
       8,876              Lloyds TSB Group PLC             Banks                                       83,979


                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

20

BERGER IPT-
INTERNATIONAL FUND
===============================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                June 30, 2000
-------------------------------------------------------------------------------------------------------------
Country/Shares/Par Value  Company                          Industry                                     Value
-------------------------------------------------------------------------------------------------------------
COMMON STOCK (97.48%) - CONTINUED
United Kingdom (25.98%) - continued
       5,920              Marconi PLC                      Telecommunications Equipment          $     77,195
       2,805              Old Mutual PLC*                  Banks/Insurance                              6,177
       1,700              Pearson PLC                      Media & Photography                         54,130
       7,855              Prudential PLC                   Life Assurance                             115,290
       1,010              Railtrack Group PLC              Transport                                   15,719
       3,100              Reuters Group PLC                Media & Photography                         52,973
         450              RMC Group PLC                    Construction & Building Materials            5,867
      18,163              Shell Transport & Trading
                           Co. PLC                         Oil & Gas                                  151,881
       2,060              The Peninsular and Oriental
                           Steam                           Transport                                   17,678
                          Navigation Co.
       2,760              TI Group PLC                     Engineering & Machinery                     15,065
      77,542              Vodafone AirTouch Group PLC      Telecommunications Services                313,920
-------------------------------------------------------------------------------------------------------------
                                                                                                    1,781,303
-------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost $5,164,121)                                                                6,684,062
-------------------------------------------------------------------------------------------------------------
Repurchase Agreement (3.14%)
U.S.A. (3.14%)
    $215,000              State Street Repurchase
                          Agreement, 6.30% dated June
                          30, 2000, to be repurchased
                          at $215,113 on July 3, 2000,
                          collateralized by FNMA
                          Agency Note, 6.40% -
                          December 21, 2001, with a
                          value of $223,875                                                           215,000
-------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (Cost $215,000)                                                            215,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Cost $5,379,121) (100.62%)                                                       6,899,062
Total Other Assets, Less Liabilities (-0.62%)                                                         (42,496)
-------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                               $6,856,566
-------------------------------------------------------------------------------------------------------------

* Non-income producing security.
+ Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
PLC -  Public Limited Company.

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                               Berger IPT Funds

===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

Outstanding Forward Foreign Currency Contracts

                                                                                                 Unrealized
                                    Contract          Maturity               Value on         Appreciation/
          Currency                    Amount              Date          June 30, 2000        (Depreciation)
-----------------------------------------------------------------------------------------------------------
Sell  Japanese Yen                6,180,000          7/18/2000                $58,477                  $775
Sell  Japanese Yen                3,595,000          7/28/2000                 34,104                   463
Sell  Japanese Yen                3,278,000           8/9/2000                 31,166                  (410)
Sell  Japanese Yen                6,167,000          8/21/2000                 58,753                  (243)
Sell  Japanese Yen                5,206,000          8/30/2000                 49,675                  (610)
Sell  Japanese Yen                3,848,000           9/5/2000                 36,756                   367
-----------------------------------------------------------------------------------------------------------
                                                                             $268,931                  $342
-----------------------------------------------------------------------------------------------------------


See notes to financial statements.

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

22

BERGER IPT-
GROWTH AND
INCOME FUND

                                PORTFOLIO MANAGER COMMENTARY   TINO R. SELLITTO
===============================================================================

Effective August 7, 2000, Berger Funds appointed Steven L. Fossel interim portfolio manager of the Berger IPT-Growth and Income Fund.

PERFORMANCE

The stock market was roiled by high volatility during the six months ended June 30, 2000. After a precipitous sell-off in growth stocks that ushered in the new year, the market rallied towards the end of January and through February, with technology stocks leading the way. A large sell-off, this time in Nasdaq stocks, began after the market's March 10 peak and continued through May. Much of this correction was centered on companies that investors perceived as having high stock valuations, particularly those in the technology sector. The period ended with a selective rally in June by solid companies that have strong fundamentals.

Despite this volatility, the Berger IPT-Growth and Income Fund (the "Fund") was able to turn in a gain of 6.54% for the six-month period and outperform its benchmark, the Standard & Poor's (S&P) 500 Index,(1) which had a negative return of -0.43% over the same period.

PERIOD IN REVIEW

Individual stock selection was the key to our Fund's outperformance this reporting period. Many of our strongest performers were in the sector that was battered the worst by market forces in the second quarter--technology. We had strong gains in technology holdings such as EMC Corp. and Corning. Corning's growth continues to be driven by high demand for fiber optic cable.

Our holdings in the healthcare sector also continued to perform well, especially large pharmaceutical companies such as American Home Products and biotechnology companies such as Amgen and Genentech.

Energy stocks, particularly those in the oil and gas drilling and equipment industries, have been solid performers throughout the past six months, reflecting the market's anticipation of strong earnings outlooks for these companies. We slightly increased our weighting in the energy sector during the second quarter on the strength of the sector's tight inventories and favorable supply/demand fundamentals. Some of the Fund's top performers during this period were Enron Corp., a company that specializes in the exploration and production of natural gas, Ensco International, an international offshore drilling company, and Halliburton, a provider of oil and gas drilling services.

On the downside, the Fund's poor performers included companies such as EchoStar and Qualcomm. Both of these companies were the victims of their own success, seeing their stock prices decline significantly during the most recent market correction.

LOOKING AHEAD

Going forward, our outlook for the technology sector in general remains positive. Revenue and earnings growth rates in this sector remain very high, attributable to the continued rapid pace of the Internet build-out and to aggressive implementation of e-commerce initiatives by corporations worldwide. High stock valuations will remain an issue, however, as investors seek to find a comfortable timeframe to evaluate a company's future earnings potential. Before the correction, investors seemed to be willing to pay for earnings three to four years or more into the future; now investors appear to be focusing only one to two years out, on average.

Despite the downdraft the Fund has experienced since mid-March, we will continue to focus on companies in technology, healthcare, consumer cyclicals and selected financial services sectors. As always, we will seek companies that we feel have strong long-term fundamentals as well as above-average revenue and earnings growth potential.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1)The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                               Berger IPT Funds

PERFORMANCE OVERVIEW
===============================================================================

BERGER IPT-GROWTH AND INCOME FUND

Comparison of Change in Value for Berger IPT-Growth and Fund vs. S&P 500 Index

                                    [GRAPH]

                                    6/30/00
Berger IPT-Growth and Income Fund   $29,501

S&P 500 Index                       $23,747

Average Annual Total Return as of June 30, 2000

One Year                                    43.19%

Life of the Fund (5/1/96)                   29.62%

Past performance is no guarantee of future results. Fund performance shown reflects the unusually favorable market conditions that existed in 1999 which likely are not sustainable as market conditions change. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

===============================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (73.15%)
Auto Manufacturers - Foreign (1.15%)
       5,655     Toyota Motor Corp.                                  $  526,975
-------------------------------------------------------------------------------

Banks - Super Regional (4.13%)
       9,830     Fifth Third Bancorp                                    621,747
      10,490     Northern Trust Corp.                                   682,505
      12,570     The Bank of New York Co., Inc.                         584,505
-------------------------------------------------------------------------------
                                                                      1,888,757
-------------------------------------------------------------------------------
Chemicals - Basic (1.09%)
      11,850     Akzo Nobel N.V. ADR                                    498,440
-------------------------------------------------------------------------------

Commercial Services - Advertising (1.20%)
       6,150     Omnicom Group, Inc.                                    547,734
-------------------------------------------------------------------------------

Computer - Local Networks (2.83%)
      20,318     Cisco Systems, Inc.*                                 1,291,462
-------------------------------------------------------------------------------

Computer - Manufacturers (1.48%)
       7,444     Sun Microsystems, Inc.*                                676,938
-------------------------------------------------------------------------------

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (73.15%) - CONTINUED
Computer - Memory Devices (5.32%)
      15,162     EMC Corp.*                                          $1,166,526
      15,734     Network Appliance, Inc.*                             1,266,587
-------------------------------------------------------------------------------
                                                                      2,433,113
-------------------------------------------------------------------------------
Computer Software - Desktop (1.76%)
      10,040     Microsoft Corp.*                                       803,200
-------------------------------------------------------------------------------

Computer Software - Education/Entertainment (0.81%)
      13,720     Handspring, Inc.*                                      370,440
-------------------------------------------------------------------------------

Computer Software - Enterprise (1.24%)
       1,570     ORACLE Corp. Japan*                                    567,870
-------------------------------------------------------------------------------

Computer Software - Network (1.81%)
      12,090     Nortel Networks Corp.                                  825,142
-------------------------------------------------------------------------------

Electrical - Equipment (0.97%)
       8,340     General Electric Co.                                   442,020
-------------------------------------------------------------------------------

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

24

BERGER IPT-
GROWTH AND
INCOME FUND
===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (73.15%) - CONTINUED
Electronic - Semiconductor Equipment (4.34%)
       8,338     Applied Materials, Inc.*                             $ 755,631
      11,061     STMicroelectronics N.V.*                               709,977
       7,078     Teradyne, Inc.                                         520,233
-------------------------------------------------------------------------------
                                                                      1,985,841

Electronic - Semiconductor Manufacturing (3.48%)
       6,820     Applied Micro Circuits Corp.                           673,475
       6,880     Intel Corp.                                            919,770
-------------------------------------------------------------------------------
                                                                      1,593,245
-------------------------------------------------------------------------------
Finance - Investment Bankers (2.95%)
       9,180     Morgan Stanley Dean Witter & Co.                       764,235
      17,420     Schwab (Charles) Corp.                                 585,747
-------------------------------------------------------------------------------
                                                                      1,349,982
-------------------------------------------------------------------------------
Household - Audio/Video (2.09%)
      10,140     Sony Corp. - Spon. ADR                                 956,328
-------------------------------------------------------------------------------

Internet - Network Security/Solutions (1.65%)
       4,270     VeriSign, Inc.*                                        753,655
-------------------------------------------------------------------------------

Leisure - Movies & Related (1.07%)
      18,800     Metro-Goldwyn-Mayer Inc.*                              491,150
-------------------------------------------------------------------------------

Leisure - Products (1.04%)
       8,230     The Seagram Co. Ltd.                                   477,340
-------------------------------------------------------------------------------

Media - Cable TV (0.67%)
      12,670     AT&T Corp. - Liberty Media Group*                      307,247
-------------------------------------------------------------------------------

Media - Radio/TV (0.85%)
      11,170     Hispanic Broadcasting Corp.*                           387,893
-------------------------------------------------------------------------------

Medical - Biomed/Genetics (4.79%)
      12,640     Amgen, Inc.*                                           887,960
       7,580     Genentech, Inc.*                                     1,303,760
-------------------------------------------------------------------------------
                                                                      2,191,720
-------------------------------------------------------------------------------
Medical - Ethical Drugs (2.30%)
      17,880     American Home Products Corp.                         1,050,450
-------------------------------------------------------------------------------

Medical - Products (0.97%)
       8,970     Guidant Corp.*                                         444,015
-------------------------------------------------------------------------------
Oil & Gas - Drilling (1.97%)
      25,200     ENSCO International, Inc.                              902,475
-------------------------------------------------------------------------------

Oil & Gas - Field Services (3.59%)
      21,190     Halliburton Co.                                        999,903
       8,600     Schlumberger Ltd.                                      641,775
-------------------------------------------------------------------------------
                                                                      1,641,678
-------------------------------------------------------------------------------

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Shares/Par Value                                                          Value
-------------------------------------------------------------------------------
COMMON STOCK (73.15%) - CONTINUED
Oil & Gas - International Integrated (1.66%)
       9,890     Total Fina SA - Spon. ADR                            $ 759,675
-------------------------------------------------------------------------------

Oil & Gas - Production/Pipeline (1.84%)
      13,050     Enron Corp.                                            841,725
-------------------------------------------------------------------------------

Retail - Apparel/Shoe (0.45%)
      10,300     Intimate Brands, Inc.                                  203,425
-------------------------------------------------------------------------------

Retail - Consumer Electric (0.55%)
       3,990     Best Buy Co., Inc.*                                    252,367
-------------------------------------------------------------------------------

Retail - Major Discount Chains (0.79%)
      10,890     Costco Wholesale Corp.*                                359,370
-------------------------------------------------------------------------------

Retail/Wholesale - Computers (1.25%)
      12,040     RadioShack Corp.                                       570,395
-------------------------------------------------------------------------------

Telecommunications - Equipment (9.17%)
       7,041     Corning Inc.                                         1,900,189
      28,124     Nokia Corp. - Spon. ADR                              1,404,442
       5,147     QUALCOMM Inc.*                                         308,820
       5,255     Sycamore Networks, Inc.*                               580,020
-------------------------------------------------------------------------------
                                                                      4,193,471
-------------------------------------------------------------------------------
Telecommunications - Services (1.54%)
      10,300     Nippon Telegraph &
                 Telephone Corp. (NTT)                                  704,280
-------------------------------------------------------------------------------

Transportation - Air Freight (0.35%)
       2,680     United Parcel Service, Inc.                            158,120
-------------------------------------------------------------------------------
Total Common Stock
(Cost $25,095,854)                                                   33,447,938
-------------------------------------------------------------------------------
CORPORATE DEBT - CONVERTIBLE (17.80%)
Computer Software - Enterprise (3.46%)
    $231,000     Siebel Systems Inc.
                 5.50%, 9/15/2006                                       828,135
     236,000     VERITAS Software Corp.
                 1.86%, 8/13/2006                                       751,660
-------------------------------------------------------------------------------
                                                                      1,579,795
-------------------------------------------------------------------------------

Electronic - Semiconductor Equipment (1.37%)
     462,000     ASM Lithography Holding N.V.
                 4.25%, 11/30/2004                                      626,010
-------------------------------------------------------------------------------

Electronic - Semiconductor Manufacturing (1.48%)
     310,000     Conexant Systems, Inc.
                 4.25%, 5/1/2006                                        676,962
-------------------------------------------------------------------------------

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                                   Berger Funds

===============================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2000
-------------------------------------------------------------------------------
Par Value                                                                 Value
-------------------------------------------------------------------------------
CORPORATE DEBT - CONVERTIBLE (17.80%) - CONTINUED
Internet - ISP/Content (1.18%)
     $68,000     America Online, Inc.
                 4.00%, 11/15/2002                                    $ 539,750
-------------------------------------------------------------------------------

Internet - Network Security/Solutions (3.16%)
     638,000     Juniper Networks Inc.
                 4.75%, 3/15/2007                                       697,812
     655,000     Redback Networks Inc.
                 5.00%, 4/1/2007                                        749,156
-------------------------------------------------------------------------------
                                                                      1,446,968
-------------------------------------------------------------------------------
Media - Cable TV (2.31%)
   1,110,000     EchoStar Communications Corp. -
                 Class A - 144A
                 4.88%, 1/1/2007                                      1,057,275
-------------------------------------------------------------------------------

Media - Radio/TV (2.38%)
     841,000     Clear Channel Communications, Inc.
                 2.62%, 4/1/2003                                      1,088,043
-------------------------------------------------------------------------------

Oil & Gas - Drilling (0.63%)
     469,000     Nabors Industries Inc. - 144A
                 0.00%, 6/20/2020                                       287,262
-------------------------------------------------------------------------------

Telecommunications - Services (1.83%)
     262,000     COLT Telecom Group PLC
                 2.00%, 3/29/2006                                       418,848
    $281,000     Level Three Communications Inc.
                 6.00%, 9/15/2009                                       418,338
-------------------------------------------------------------------------------
                                                                        837,186
-------------------------------------------------------------------------------
Total Corporate Debt - Convertible
(Cost $7,268,043)                                                     8,139,251
-------------------------------------------------------------------------------
PREFERRED STOCK - CONVERTIBLE (4.69%)
Media - Cable TV (1.41%)
       5,190     Houston Industries, Inc., 7.00%                        645,506
-------------------------------------------------------------------------------

Telecommunications - Cellular (1.48%)
       4,010     Omnipoint Corp. - 144A, 7.00%                          677,441
-------------------------------------------------------------------------------

Telecommunications - Services (1.80%)
      10,540     Qwest Trends Trust - 144A, 5.75%                       824,755
-------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $1,726,640)                                                     2,147,702
-------------------------------------------------------------------------------
                                                                  June 30, 2000
Par Value                                                                 Value
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.89%)
  $1,777,000     State Street Repurchase Agreement,
                 6.30% dated June 30, 2000 to be
                 repurchased at $1,777,933 on
                 July 3, 2000, collateralized by
                 FNMA Agency Note, 6.195% -
                 December 27, 2000 with a value
                 of $1,815,450                                      $ 1,777,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $1,777,000)                                                     1,777,000
-------------------------------------------------------------------------------
Total Investments (Cost $35,867,537) (99.53%)                        45,511,891
Total Other Assets, Less Liabilities (0.47%)                            213,088
-------------------------------------------------------------------------------
Net Assets (100.00%)                                                $45,724,979
-------------------------------------------------------------------------------

* Non-income producing security.
ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
144A - Resale is restricted to qualified institutional buyers.

See notes to financial statements.

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

26

FINANCIAL
STATEMENTS
===============================================================================
STATEMENTS OF ASSETS AND LIABILITIES

                                                           Berger IPT-   Berger IPT-                   Berger IPT-   Berger IPT-
                                                        New Generation Small Company    Berger IPT-  International    Growth and
June 30, 2000 (Unaudited)                                         Fund   Growth Fund    Growth Fund           Fund   Income Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at cost                                      $  2,229,134  $ 74,989,406   $  9,272,590   $  5,379,121  $ 35,867,537
---------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                     $  2,373,152  $ 89,749,622   $ 11,584,748   $  6,899,062  $ 45,511,891
Cash                                                           156,445       349,961        125,039         26,731        99,497
Foreign cash (cost $74,544)                                         --            --             --         75,175            --
Receivables
   Investment securities sold                                   19,970     1,059,205          8,631          3,165        35,527
   Fund shares sold                                             65,329     1,348,737         37,041          9,094       119,934
   Dividends                                                        --           186            961         14,521        23,506
   Interest                                                         18           649             91             38        70,126
   Due from Advisor                                              5,213            --          3,726          4,881            --
Investment held as collateral on loaned securities                  --    24,059,687             --             --            --
Net unrealized appreciation on forward foreign
   currency contracts                                               --            --             --            342            --
---------------------------------------------------------------------------------------------------------------------------------
        Total Assets                                         2,620,127   116,568,047     11,760,237      7,033,009    45,860,481
---------------------------------------------------------------------------------------------------------------------------------

Liabilities
Payables
   Investment securities purchased                             269,956     8,573,126          7,333        121,420        99,001
   Fund shares redeemed                                             --        54,595         38,825         40,864            --
Collateral on securities loaned                                     --    24,059,687             --             --            --
Accrued investment advisory fees                                 1,254        51,466          6,730          4,770        26,998
Accrued custodian and accounting fees                            2,165         3,037          3,495          2,989         3,764
Accrued transfer agent fees                                      1,275         2,580          1,291          1,269         1,068
Accrued audit fees                                                  --         2,724          4,524          4,871         4,524
Accrued shareholder reporting fees                                  --           243            176            260           147
---------------------------------------------------------------------------------------------------------------------------------
        Total Liabilities                                      274,650    32,747,458         62,374        176,443       135,502
---------------------------------------------------------------------------------------------------------------------------------

Net Assets Applicable to Shares Outstanding               $  2,345,477  $ 83,820,589   $ 11,697,863   $  6,856,566  $ 45,724,979
---------------------------------------------------------------------------------------------------------------------------------
Components of Net Assets
Capital (par value and paid in surplus)                   $  2,195,689  $ 62,322,028   $  8,887,494   $  5,068,650  $ 34,708,820
Undistributed net investment income/(Accumulated
   net investment loss)                                             62      (168,016)       (25,824)        38,463        78,287
Undistributed net realized gain on investments                   5,707     6,906,361        524,035        230,481     1,293,396
Net unrealized appreciation of securities
   and foreign currency transactions                           144,019    14,760,216      2,312,158      1,518,972     9,644,476
---------------------------------------------------------------------------------------------------------------------------------
                                                          $  2,345,477  $ 83,820,589   $ 11,697,863   $  6,856,566  $ 45,724,979
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding (par value $0.01, unlimited shares
   authorized)                                                 228,885     2,996,843        563,610        481,402     1,622,599
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share  $      10.25  $      27.97   $      20.76   $      14.24  $      28.18
---------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                           Financial Statements

===============================================================================
STATEMENTS OF OPERATIONS

                                                          Berger IPT-    Berger IPT-                   Berger IPT-    Berger IPT-
                                                       New Generation  Small Company    Berger IPT-  International     Growth and
Six Months Ended June 30, 2000 (Unaudited)                      Fund(1)  Growth Fund    Growth Fund           Fund    Income Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Income
   Dividends                                             $         24   $      3,639   $      8,631   $     64,900   $     95,389
   Interest                                                     2,735        133,749         13,725          5,730        138,303
   Securities lending income                                       --         22,904             --             --             --
   Foreign tax withholding                                         --             --           (395)        (9,669)        (2,749)
----------------------------------------------------------------------------------------------------------------------------------
        Total Income                                            2,759        160,292         21,961         60,961        230,943
----------------------------------------------------------------------------------------------------------------------------------

Expenses
   Investment advisory fees                                     1,993        276,683         36,859         28,851        137,608
   Accounting fees                                              1,500          7,447          7,447          7,715          7,447
   Custodian fees                                               2,831         20,123          9,378         13,763         11,195
   Transfer agent fees                                          1,275          8,591          5,591          6,887          4,763
   Registration fees                                               --            292            292            292            292
   Audit fees                                                     300          5,638          4,937          7,235          4,937
   Legal fees                                                      --          1,642          1,310          1,286          1,603
   Trustees' fees and expenses                                     --          2,024            314            226          1,181
   Shareholder reporting fees                                      37          6,672          4,111          6,281          4,413
   Other expenses                                                  --          1,246            200            154            799
----------------------------------------------------------------------------------------------------------------------------------
      Gross Expenses                                            7,936        330,358         70,439         72,690        174,238
----------------------------------------------------------------------------------------------------------------------------------
      Less fees waived and/or reimbursed by Advisor            (5,213)            --        (21,218)       (33,609)            --
      Less earnings credits                                       (26)        (2,050)        (1,503)          (362)        (7,091)
----------------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                              2,697        328,308         47,718         38,719        167,147
----------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income (Loss)                                 62       (168,016)       (25,757)        22,242         63,796
----------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions
Net realized gain on securities and foreign currency
    transactions                                                5,707      6,098,117        161,474        307,995        131,923
Net change in unrealized appreciation (depreciation) on
   securities and foreign currency transactions               144,019        903,919        187,317       (448,741)     1,408,770
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions                          149,726      7,002,036        348,791       (140,746)     1,540,693
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                $    149,788   $  6,834,020   $    323,034   $   (118,504)  $  1,604,489
----------------------------------------------------------------------------------------------------------------------------------


1. For the period from May 1, 2000 (commencement of investment operations) to June 30, 2000.

See notes to financial statements.


                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

28

FINANCIAL
STATEMENTS
===============================================================================
STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Berger IPT-
                                                                                   New Generation Fund
------------------------------------------------------------------------------------------------------
                                                                                          Period Ended
                                                                                      June 30, 2000(1)
                                                                                           (Unaudited)
------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                                     $         62
Net realized gain on securities and foreign currency transactions                                5,707
Net change in unrealized appreciation on securities and foreign currency transactions          144,019
------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                           149,788
------------------------------------------------------------------------------------------------------
From Fund Share Transactions
Proceeds from shares sold                                                                    2,250,677
Payments for shares redeemed                                                                   (54,988)
------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from Fund Share Transactions                              2,195,689
------------------------------------------------------------------------------------------------------
Net Increase in Net Assets                                                                   2,345,477

Net Assets
Beginning of period                                                                                 --
------------------------------------------------------------------------------------------------------
End of period                                                                             $  2,345,477
------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                       $         62
------------------------------------------------------------------------------------------------------
Transactions in Fund Shares
Shares sold                                                                                    234,561
Shares redeemed                                                                                 (5,676)
------------------------------------------------------------------------------------------------------
Net Increase in Shares                                                                         228,885
Shares outstanding, beginning of period                                                             --
------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                              228,885
------------------------------------------------------------------------------------------------------

1. For the period from May 1, 2000 (commencement of investment operations) to June 30, 2000.


See notes to financial statements.

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                           Financial Statements

===============================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                             Berger IPT-
                                                            Small Company                   Berger IPT-
                                                             Growth Fund                    Growth Fund
---------------------------------------------------------------------------------------------------------------
                                                   Six Months Ended   Year Ended  Six Months Ended  Year Ended
                                                     June 30, 2000   December 31,   June 30, 2000  December 31,
                                                      (Unaudited)        1999       (Unaudited)       1999
---------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                          $   (168,016)  $    (83,681)  $    (25,757)  $     (2,384)
Net realized gain on securities and foreign
   currency transactions                                 6,098,117      2,133,648        161,474        564,793
Net realized gain on futures contracts                          --             --             --          1,536
Net change in unrealized appreciation on securities
   and foreign currency transactions                       903,919     12,267,043        187,317      1,552,740
---------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations     6,834,020     14,317,010        323,034      2,116,685
---------------------------------------------------------------------------------------------------------------
From Dividends and Distributions to Shareholders
Net investment income                                           --             --             --           (919)
In excess of net investment income                              --             --             --           (113)
---------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
   Distributions to Shareholders                                --             --             --         (1,032)
---------------------------------------------------------------------------------------------------------------
From Fund Share Transactions
Proceeds from shares sold                               60,600,663     39,787,939      7,761,010      2,709,706
Net asset value of shares issued in reinvestment
   of dividends and distributions                               --             --             --          1,032
Payments for shares redeemed                           (24,948,903)   (22,628,443)    (3,051,845)    (1,870,836)
---------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from
   Fund Share Transactions                              35,651,760     17,159,496      4,709,165        839,902
---------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets                              42,485,780     31,476,506      5,032,199      2,955,555

Net Assets
Beginning of period                                     41,334,809      9,858,303      6,665,664      3,710,109
---------------------------------------------------------------------------------------------------------------
End of period                                         $ 83,820,589   $ 41,334,809   $ 11,697,863   $  6,665,664
---------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated
   net investment loss)                               $   (168,016)            --   $    (25,824)  $        (67)
---------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares
Shares sold                                              2,245,057      2,575,054        375,801        192,103
Shares issued to shareholders in reinvestment of
   dividends and distributions                                  --             --             --             55
Shares redeemed                                         (1,006,137)    (1,619,624)      (159,081)      (133,093)
---------------------------------------------------------------------------------------------------------------
Net Increase in Shares                                   1,238,920        955,430        216,720         59,065
Shares outstanding, beginning of period                  1,757,923        802,493        346,890        287,825
---------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                        2,996,843      1,757,923        563,610        346,890
---------------------------------------------------------------------------------------------------------------


See notes to financial statements.

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

30

FINANCIAL
STATEMENTS
===============================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Berger IPT-                    Berger IPT-
                                                                 International                   Growth and
                                                                     Fund                        Income Fund
----------------------------------------------------------------------------------------------------------------------------
                                                      Six Months Ended    Year Ended       Six Months Ended     Year Ended
                                                        June 30, 2000     December 31,       June 30, 2000     December 31,
                                                         (Unaudited)           1999          (Unaudited)           1999
----------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                             $     22,242      $     27,828      $     63,796      $     15,117
Net realized gain on securities and foreign
   currency transactions                                      307,995           121,214           131,923         1,708,647
Net change in unrealized appreciation on securities
   and foreign currency transactions                         (448,741)        1,380,615         1,408,770         6,379,926
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                (118,504)        1,529,657         1,604,489         8,103,690
----------------------------------------------------------------------------------------------------------------------------
From Dividends and Distributions to Shareholders
Net investment income                                              --           (34,474)               --                --
----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
   Distributions to Shareholders                                   --           (34,474)               --                --
----------------------------------------------------------------------------------------------------------------------------
From Fund Share Transactions
Proceeds from shares sold                                   3,638,125         1,641,409        21,887,711        14,222,645
Net asset value of shares issued in reinvestment
   of dividends
   and distributions                                               --            34,474                --                --
Payments for shares redeemed                               (2,785,316)       (2,478,881)       (2,639,170)       (6,538,408)
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
   Fund Share Transactions                                    852,809          (802,998)       19,248,541         7,684,237
----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets                                    734,305           692,185        20,853,030        15,787,927
Net Assets
Beginning of period                                         6,122,261         5,430,076        24,871,949         9,084,022
----------------------------------------------------------------------------------------------------------------------------
End of period                                            $  6,856,566      $  6,122,261      $ 45,724,979      $ 24,871,949
----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated
   net investment loss)                                  $     38,463      $     16,221      $     78,287      $     14,491
----------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares
Shares sold                                                   257,873           136,622           783,041           711,283
Shares issued to shareholders in reinvestment of
   dividends and distributions                                     --             2,400                --                --
Shares redeemed                                              (194,843)         (205,121)         (100,797)         (317,174)
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                              63,030           (66,099)          682,244           394,109
Shares outstanding, beginning of period                       418,372           484,471           940,355           546,246
----------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                             481,402           418,372         1,622,599           940,355
----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                           Financial Highlights

FINANCIAL
HIGHLIGHTS
===============================================================================
BERGER IPT-NEW GENERATION FUND
For A Share Outstanding Throughout The Period

                                                                                                  Period Ended
                                                                                              June 30, 2000(1)
                                                                                                   (Unaudited)
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                  $ 10.00
-----------------------------------------------------------------------------------------------------------------
From investment operations
      Net realized and unrealized gains (losses) from
        investments and foreign currency transactions                                                    0.25
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                         0.25
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                     $    10.25
-----------------------------------------------------------------------------------------------------------------
Total Return(2)                                                                                          2.50%
-----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period                                                                    $2,345,477
      Net expense ratio to average net assets(3)                                                         1.15%(4)
      Ratio of net income (loss) to average net assets                                                   0.03%(4)
      Gross expense ratio to average net assets                                                          3.35%(4)
      Portfolio turnover rate(2)                                                                           25%


1. For the period from May 1, 2000 (commencement of investment operations) to June 30, 2000.

2. Not annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4. Annualized.



See notes to financial statements.

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

32

FINANCIAL
HIGHLIGHTS
===============================================================================
BERGER IPT-SMALL COMPANY GROWTH FUND
For a Share Outstanding Throughout the Period

                                                   Six Months Ended                       Years Ended December 31,
                                                    June 30, 2000      -----------------------------------------------------------
                                                     (Unaudited)           1999            1998           1997         1996(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $      23.51       $      12.28    $     12.06    $     9.95     $   10.00
----------------------------------------------------------------------------------------------------------------------------------
From investment operations
  Net investment income (loss)                             (0.06)                --             --          0.00(5)       0.01
  Net realized and unrealized gains (losses) from
    investments and foreign currency transactions           4.52              11.23           0.23          2.11         (0.06)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            4.46              11.23           0.23          2.11         (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (in excess of net investment income)              --                 --          (0.01)           --            --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                             --                 --          (0.01)           --            --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $      27.97       $      23.51    $     12.28    $    12.06     $    9.95
----------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                            18.97%             91.45%          1.87%        21.21%        (0.50)%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
  Net assets, end of period                         $ 83,820,589       $ 41,334,809    $ 9,858,303    $2,719,559     $ 291,362
  Net expense ratio to average net assets(3)                1.01%(4)           1.15%          1.15%         1.15%         1.15%(4)
  Ratio of net income (loss) to average net assets         (0.52)%(4)         (0.56)%        (0.11)%        0.05%         0.14%(4)
  Gross expense ratio to average net assets                 1.01%(4)           1.53%          2.19%         5.81%         8.57%(4)
  Portfolio turnover rate(2)                                  53%               179%           147%          194%           80%


1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Not annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5.  Amount represents less than $0.01 per share.

See notes to financial statements.


Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                           Financial Highlights

===============================================================================
BERGER IPT-GROWTH FUND
For a Share Outstanding Throughout the Period

                                                        Six Months Ended                      Years Ended December 31,
                                                         June 30, 2000       --------------------------------------------------
                                                           (Unaudited)          1999            1998          1997      1996(1)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     19.22       $    12.89      $    11.11   $    10.39  $  10.00
-------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                               (0.05)              --            0.02         0.01      0.03
      Net realized and unrealized gains (losses) from
        investments and foreign currency transactions             1.59             6.33            1.79         1.39      0.36
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  1.54             6.33            1.81         1.40      0.39
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                        --            (0.00)(5)       (0.02)       (0.04)       --
      Distributions (from capital gains)                            --               --              --        (0.64)       --
      Distributions (in excess of capital gains)                    --               --           (0.01)          --        --
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                   --               --           (0.03)       (0.68)       --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $     20.76       $    19.22      $    12.89   $    11.11  $  10.39
-------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                   8.01%           49.13%          16.29%       13.76%     3.90%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period                            $11,697,863       $6,665,664      $3,710,109   $1,233,892  $331,296
      Net expense ratio to average net assets(3)                  1.00%(4)         1.00%           1.00%        1.00%     1.00%(4)
      Ratio of net income (loss) to average net assets      (0.52)%(4)            (0.05)%          0.29%        0.51%     0.50%(4)
      Gross expense ratio to average net assets                   1.43%(4)         2.19%           2.88%        9.18%     7.69%(4)
      Portfolio turnover rate(2)                                    44%             231%            258%         246%       56%



1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Not annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5. Dividends from net investment income and distributions in excess of net investment income amounted to less than $0.01 per share.

See notes to financial statements.

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

34

FINANCIAL
HIGHLIGHTS
===============================================================================
BERGER IPT-INTERNATIONAL FUND
For a Share Outstanding Throughout the Period

                                                      Six Months Ended                  Years Ended December 31,
                                                       June 30, 2000       ------------------------------------------------
                                                         (Unaudited)            1999           1998           1997(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $      14.63       $      11.21    $       9.79    $      10.00
---------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                              0.04               0.03            0.08            0.05
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions         (0.43)              3.47            1.50           (0.26)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (0.39)              3.50            1.58           (0.21)
---------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                      --              (0.08)          (0.14)             --
      Distributions (in excess of capital gains)                  --                 --           (0.02)             --
---------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 --              (0.08)          (0.16)             --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $      14.24       $      14.63    $      11.21    $       9.79
---------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                (2.67)%            31.24%          16.13%          (2.10)%
---------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period                         $  6,856,566       $  6,122,261    $  5,430,076    $  2,705,831
      Net expense ratio to average net assets(3)                1.20%(4)           1.20%           1.20%           1.20%(4)
      Ratio of net income (loss) to average net assets          0.68%(4)           0.51%           2.85%           0.86%(4)
      Gross expense ratio to average net assets                 2.23%(4)           2.46%           2.85%           3.83%(4)
      Portfolio turnover rate(2)                                  19%                26%             20%             14%


1. For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

2.  Not annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

See notes to financial statements.

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                           Financial Highlights

===============================================================================
BERGER IPT-GROWTH AND INCOME FUND
For a Share Outstanding Throughout the Period

                                                        Six Months Ended                  Years Ended December 31,
                                                          June 30, 2000    -------------------------------------------------------
                                                           (Unaudited)          1999        1998             1997      1996(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $     26.45      $     16.63   $    13.39      $    11.14   $  10.00
----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                               0.03             0.02         0.10            0.01       0.10
      Net realized and unrealized gains (losses) from
        investments and foreign currency transactions            1.70             9.80         3.25            2.75       1.04
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 1.73             9.82         3.35            2.76       1.14
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                       --               --        (0.11)(5)       (0.10)        --
      Distributions (from capital gains)                           --               --           --           (0.39)        --
      Distributions (in excess of capital gains)                   --               --           --           (0.02)        --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                  --               --        (0.11)          (0.51)        --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     28.18      $     26.45   $    16.63      $    13.39   $  11.14
----------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                  6.54%           59.05%       25.03%          24.99%     11.40%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period                           $45,724,979      $24,871,949   $9,084,022      $1,501,118   $344,373
      Net expense ratio to average net assets(3)                 0.95%(4)         1.00%        1.00%           1.00%      1.00%(4)
      Ratio of net income (loss) to average net assets           0.35%(4)         0.10%        1.10%           1.39%      1.80%(4)
      Gross expense ratio to average net assets                  0.95%(4)         1.19%        1.99%           9.62%      7.70%(4)
      Portfolio turnover rate(2)                                   22%             149%         426%            215%        60%


1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Not annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5. Distributions in excess of net investment income amounted to less than $0.01 per share.

See notes to financial statements.

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

36

NOTES TO FINANCIAL
STATEMENTS
June 30, 2000 (Unaudited)
===============================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger Institutional Products Trust (the "Trust"), a Delaware business trust, was established on October 17, 1995 as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising Berger IPT-New Generation Fund ("IPT-NGF"), Berger IPT-Small Company Growth Fund ("IPT-SCG"), Berger IPT-Growth Fund ("IPT-Growth") (formerly Berger IPT-100 Fund), Berger IPT-International Fund ("IPT-International") (formerly Berger/BIAM IPT-International Fund) and Berger IPT-Growth and Income Fund ("IPT-G&I"), (individually the "Fund" and collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future. IPT-NGF commenced investment operations on May 1, 2000.

The Trust is registered under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933 (the "Acts"). Shares of each Fund are fully paid and non-assessable when issued. All Shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans. All costs incurred in organizing the Trust were paid by Berger LLC ("Berger"), the investment advisor to the Funds and by BBOI Worldwide LLC ("BBOI"), the former investment advisor to IPT-International.

On January 19, 2000, Berger and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI. This agreement was approved by shareholders on May 5, 2000. The dissolution of BBOI will have no effect on the investment advisory services to IPT-International. Upon approval of the new management agreement, Berger became the Fund's advisor and BIAM continues to be responsible for the day-to-day management of the Fund's portfolio as sub-advisor. In connection with the dissolution, IPT-International was renamed Berger IPT-International Fund from Berger/BIAM IPT-International Fund.

Effective January 31, 2000, IPT-Growth formally changed its name to Berger IPT-Growth Fund from Berger IPT-100 Fund. The name change did not alter the investment objective or principal investment strategies of the Fund, or result in any change to the day-to-day management of the Fund's investments.

At June 30, 2000, Berger directly or indirectly owned 44% and 35% of the outstanding shares of IPT-NGF and IPT-International, respectively. Berger did not own, directly or indirectly, any of the outstanding shares of IPT-SCG, IPT-Growth or IPT-G&I at June 30, 2000.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices for foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Funds' net asset values are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities

Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                  Notes to Financial Statements

===============================================================================

will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds.

CALCULATION OF NET ASSET VALUE

Each Fund's per share calculation of net asset value is determined by dividing the total value of it assets, less liabilities, by the total number of shares outstanding.

FEDERAL INCOME TAX STATUS

It is the Funds' policy to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date with the exception that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

COMMON EXPENSES

Certain expenses, which are are not directly allocable to a specific Fund of the Trust, are allocated to the Funds on the basis of relative net assets.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Berger serves as the investment advisor to the Funds. Berger has delegated the day-to day portfolio management of IPT-International to BIAM which serves as investment sub-advisor. As compensation for its services to the Funds, Berger receives an investment advisory fee, which is accrued daily at the applicable rate and paid monthly according to the following schedule:

                                   Average Daily
Fund                                  Net Assets    Annual Rate
---------------------------------------------------------------
IPT-NGF, IPT-SCG, IPT-Int'l   First $500 million           .85%
                              Next $500 million            .80%
                              Over $1 billion              .75%
IPT-Growth, IPT-G&I           First $500 million           .75%
                              Next $500 million            .70%
                              Over $1 billion              .65%
---------------------------------------------------------------

Effective May 12, 2000, the investment advisory fee charged to IPT-International, above, was reduced from .90% of the Fund's average daily net assets. As sub-advisor to IPT-International, BIAM receives a sub-advisory fee from Berger based on the average daily net assets of the Fund.

Berger has agreed to waive its advisory fees and reimburse expenses to the Funds to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the average daily net assets of both IPT-Growth and IPT-G&I, 1.15% of the average daily net assets of IPT-SCG and IPT-NGF, and 1.20% of the average daily net assets of IPT-International.

The Funds have entered into administrative services agreements with Berger. Berger currently provides these administrative services to the Funds at no cost.

The Trust, on behalf of the Funds, has entered into a recordkeeping and pricing agreement with State Street Bank & Trust ("State Street"), which also serves as the Funds' custodian. The recordkeeping and pricing agreement provides for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by State Street as custodian.

                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

38

NOTES TO FINANCIAL
STATEMENTS

June 30, 2000 (Unaudited)
===============================================================================

DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. The Funds received no brokerage credits for the period ended June 30, 2000.

Certain officers and/or directors of Berger are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger received trustees' fees totaling $0, $2,024 $314, $226 and $1,181 from IPT-NGF, IPT-SCG, IPT-Growth, IPT-International, and IPT-G&I, respectively, for the period ended June 30, 2000.

The Funds adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

3. INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) for the period ended June 30, 2000, were as follows:

Fund                      Purchases           Sales
---------------------------------------------------
IPT-NGF                $  2,510,839    $    389,412
IPT-SCG                  62,343,904      32,017,576
IPT-Growth                8,401,708       4,101,111
IPT-International         1,970,004       1,222,073
IPT-G&I                  25,741,420       7,585,603
---------------------------------------------------

There were no purchases or sales of long-term U.S. government securities during the period.

Unrealized Appreciation, Unrealized Depreciation and Federal Tax Cost Of Securities

At June 30, 2000, the federal tax cost of securities and composition of net unrealized appreciation (depreciation) of investment securities were as follows:

                                     Gross          Gross            Net
                    Federal     Unrealized     Unrealized  Appreciation/
Fund               Tax Cost   Appreciation   Depreciation (Depreciation)
------------------------------------------------------------------------
IPT-NGF         $ 2,249,868    $   220,985   $   (97,701)   $    123,284
IPT-SCG          77,255,029     16,632,671    (4,138,078)     12,494,593
IPT-Growth        9,371,120      2,456,550      (242,922)      2,213,628
IPT-Int'l         5,421,002      1,635,799      (157,739)      1,478,060
IPT-G&I          36,191,949     10,283,704      (963,762)      9,319,942
------------------------------------------------------------------------

FORWARD CONTRACTS AND OPTIONS

Each Fund may hold certain types of forward foreign currency exchange contracts and/or options (except for IPT-International, which may only hold forward foreign currency exchange contracts) for the purpose of hedging each portfolio against exposure to market fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized gains or losses on these securities are included in Net Realized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations.

SECURITIES LENDING

Under an agreement with State Street, IPT-SCG has the ability to lend securities to brokers, dealers and other financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount equal to at least 102% of the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in a money market fund and is evaluated daily to ensure that it exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Fund and State Street, as lending agent.

At June 30, 2000, IPT-SCG had securities on loan with market values totaling $23,341,239.

Income earned from securities lending transactions is included in securities lending income in the Statements of Operations.

REPURCHASE AGREEMENTS

Repurchase agreements held by a Fund are fully collateralized by U.S. government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


Berger IPT Funds o June 30, 2000 Semi-Annual Report

                                                  Notes to Financial Statements

===============================================================================
CONCENTRATION OF RISK

The Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions in the Statements of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

FEDERAL INCOME TAXES

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds.

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

At December 31, 1999, IPT-International had $47,590 in net capital loss carryovers which expire in the year 2006. The capital loss carryovers may be used to offset future realized capital gains for federal income tax purposes.

IPT-Growth, IPT-International, and IPT-G&I incurred and elected to defer post-October 31 currency losses amounting to $67, $12,564, and $626, respectively, to the year ended December 31, 2000.

4.  LINE OF CREDIT

The Funds are party to an ongoing agreement with certain banks that allows the funds managed by Berger, collectively, to borrow up to $150 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific Fund at the Federal Funds Rate plus 50 basis points. In addition, the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. No Fund had line of credit borrowings outstanding at June 30, 2000.

5.  OTHER MATTERS

A special meeting of shareholders of IPT-International was held on May 5, 2000, at which shareholders approved the following proposals:

Proposal 1. Approval of a new investment advisory agreement naming Berger as investment advisor to the Fund, replacing BBOI; and

Proposal 2. Approval of a new Sub-Advisory Agreement between Berger and BIAM. The following is a report of the votes cast:

                                        Withheld/
                      For     Against     Abstain     Total
-----------------------------------------------------------
Proposal 1        384,729      49,213      16,444   450,386
Proposal 2        384,704      49,213      16,469   450,386
-----------------------------------------------------------


                            Berger IPT Funds o June 30, 2000 Semi-Annual Report

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